                          MISSION COMMUNITY BANK, N.A.
                               AMENDMENT NO. 1 TO
                             1998 STOCK OPTION PLAN

         This Amendment No. 1 to the Mission Community Bank 1998 Stock Option Plan, adopted by the Board of Directors of Mission Community Bank, N.A. (the "Bank") on January 20, 1998, is made this 21st day of April, 1998, in consideration of the following:

                                    RECITALS

         WHEREAS, Section 20 of the Mission Community Bank 1998 Stock Option Plan (the "Plan") provides that the Plan shall be deemed adopted as of January 20, 1998, and shall be effective immediately, subject to the approval of the Plan by the holders of at least the majority of the Bank's outstanding shares of common stock;

         WHEREAS, Section 17 of the Plan provides for the amendment and termination of the Plan by action by the Board of Directors; provided, however, that certain amendments and modifications may not be adopted without the Bank having first obtained the approval of the Bank's shareholders;

         WHEREAS, as a result of regulatory changes, shareholder approval of the Plan or of amendments to the Plan are not required and it was an administrative error to have included shareholder approval requirements in Sections 17 and 20 of the Plan;

         WHEREAS, it is in the best interests of this Bank and its shareholders to amend Sections 17 and 20 of the Plan to delete the incorrect and unnecessary references to the shareholder approval; and

         WHEREAS, the Board of Directors of the Bank, on April 21, 1998, voted to adopt this Amendment No. 1 to the 1998 Stock Option Plan;

         NOW, THEREFORE, it is hereby agreed as follows:

                                    AGREEMENT

     1.  Section 17 of the Plan is hereby amended to read as follows:

         "17.     AMENDMENT AND TERMINATION

                  The Board of Directors of the Bank may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable.

                  No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the optionee, alter or impair any rights or obligations under any Stock Option theretofore granted."

     2.  Section 20 of the Plan is hereby amended to read as follows:

         "20.     EFFECTIVE DATE OF THE PLAN

                  The Plan shall be deemed adopted as of January 20, 1998 and shall be effective immediately; provided, however, the Plan shall be approved by the holders of at least a majority of the Bank's outstanding shares of Common Stock represented and voting at a meeting of shareholders prior to January 20, 1999 for Stock Options to qualify as Incentive Stock Options."

     3. The cover page of the form of Stock Option Agreement adopted pursuant to the 1998 Stock Option Plan shall be amended, retroactively, to read as attached hereto as Exhibit "A" and incorporated herein for reference. Each option heretofore granted shall be redocumented with a revised cover page as set forth as Exhibit "A".

     4. Except as specifically set forth herein, the Plan shall remain in full force and effect.

                                    MISSION COMMUNITY BANK, N.A.


                                    By:    ANITA M. ROBINSON
                                         ------------------------------
                                           Anita M. Robinson

                                    Its:   President and CEO
                                         ------------------------------

                       SECRETARY'S CERTIFICATE OF ADOPTION

     I, undersigned, do hereby certify:

     1. That I am the duly elected or appointed and acting Assistant Secretary of Mission Community Bank, N.A.; and

     2. That Amendment No. 1 to the Mission Community Bank, N.A. 1998 Stock Option Plan adopted on January 20, 1998, was duly adopted by the Board of Directors of Mission Community Bank, N.A. at a meeting duly called as required by law and convened on the 21 day of April, 1998.

     In witness whereof, I hereunto subscribe my name and affixed the seal of the Bank this 21 day of April, 1998.


                                            CINDY HARRISON
                                          -----------------------------------
                                          Cindy Harrison, Assistant Secretary

Seal

                          MISSION COMMUNITY BANK, N.A.
                             1998 STOCK OPTION PLAN
                            Adopted January 20, 1998

1.       PURPOSE

         The purpose of the Mission Community Bank, N.A., 1998 Stock Option Plan (the "Plan") is to strengthen Mission Community Bank, N.A. (the "Bank") and those banks and corporations which are or hereafter become subsidiary corporations (the "Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers and key employees added incentive for high levels of performance and for unusual efforts to increase the earnings of the Bank and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means of whereby such directors, officers and key employees may purchase shares of the Common Stock of the Bank pursuant to Stock Options granted in accordance with this Plan.

         Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Stock Option Committee upon the grant of each Stock Option hereunder.

2.       DEFINITIONS

         For the purposes of this Plan, the following terms shall have the following meanings:

                  a. "AFFILIATION" or "AFFILIATED." For purposes of Sections 10, 11, 12, 13 and 14 hereof, these terms shall mean services as a director of the Bank or any Subsidiary.

                  b. "BANK." This term shall mean Mission Community Bank, N.A., a national banking association.

                  c. "COMMON STOCK." This term shall mean shares of the Bank's Common Stock, subject to adjustment pursuant to Section 15 (Adjustment Upon Changes in Capitalization) hereunder.

                  d. "ELIGIBLE PARTICIPANTS." This term shall mean: (i) all directors of the Bank or any Subsidiary; (ii) all officers (whether or not they are also directors) of the Bank or any Subsidiary; and (iii) all key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Bank or any Subsidiary, provided that such officers and key employees have a customary work week of at least forty hours in the employ of the Bank or Subsidiary.

                  e. "FAIR MARKET VALUE." This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Stock Option Committee, including the valuation methods described in Treasury Regulations
         Section 20.2031-2.

                  f. "INCENTIVE STOCK OPTION." This term shall mean a Stock Option which is an "incentive stock option" within the meaning of
         Section 422 of the Internal Revenue Code of 1986, as amended.

                  g. "NON-QUALIFIED STOCK OPTION." This term shall mean a Stock Option which is not an Incentive Stock Option.

                  h. "OPTION SHARES." This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

                  i. "OPTIONEE." This term shall mean any Eligible Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

                  j. "PLAN." This term shall mean the Mission Community Bank, N.A., 1998 Stock Option Plan as embodied herein and as my be amended from time to time in accordance with the terms hereof and applicable law.

                  k. "STOCK OPTION." This term shall mean the right to purchase a specified number of shares of Common Stock under this Plan, at a price and upon the terms and conditions determined by the Stock Option Committee.

                  l. "STOCK OPTION COMMITTEE." The Board of Directors of the Bank may select and designate a Stock Option Committee consisting of three or more directors of the Bank, having full authority to act in the matter. Regardless of whether a Stock Option Committee is selected, the Board of Directors of the Bank may act as the Stock Option Committee and any action taken by said Board as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed to refer to the Board of Directors of the Bank acting as the Stock Option Committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between action taken by the Board acting as a Stock Option Committee and action taken by a duly appointed Stock Option Committee, the action taken by the Board shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.

                  m. "SUBSIDIARY." This term shall mean each "subsidiary corporation" (treating the Bank as the employer corporation) as defined in Section 424(f) Internal Revenue Code of 1986, as amended.

3.       ADMINISTRATION

                  a. STOCK OPTION COMMITTEE. This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Bank shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

                  b. ADMINISTRATION OF THE PLAN. Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Stock Options granted under the Plan, including, without meaning any limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; and (vi) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock
         Option granted hereunder.

                  c. DECISIONS AND DETERMINATIONS. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind the rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration under the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3(c) shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

4.       SHARES SUBJECT TO THE PLAN

         Subject to the adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to One Hundred Eighty Thousand (180,000) in the aggregate. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

5.       ELIGIBILITY

         Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

6.       GRANTS OF STOCK OPTIONS

                  a. GRANT. Subject to the express provisions of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Options:

                           (i) In the case of grants to Eligible Participants
                  who are officers or key employees of the Bank or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; and

                           (ii) In the case of grants to Eligible Participants
                  who are directors of the Bank or any Subsidiary and who are not full-time officers or key employees of the Bank or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided, however, that such grants may not exceed a maximum of Ninety Thousand (90,000) Option Shares to all directors, exclusive of any Option Shares granted under Section 6(a)(i) hereof. The foregoing maximum numbers of Option Shares which may be granted to all directors of the Bank or any Subsidiary shall be adjusted in accordance with the provisions of Section 15 hereof. Notwithstanding the provisions of Section 8(a) hereof, Stock Options granted to Eligible Participants who are directors of the Bank or any Subsidiary and who are otherwise not eligible to receive grants under the Plan by reason of other positions they hold with the Bank or any Subsidiary shall become exercisable in twenty percent (20%) increments annually over five (5) years from the date of grant.

                  The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Options may become acquired or such Stock Options may be acquired and exercised shall be set forth in the Plan and the related Stock Option Agreements.

                  Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

                  b. DATE OF GRANT AND RIGHTS OF OPTIONEE. The determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Bank, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant or a Stock Option hereunder unless and until both the Bank and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

                  c. SHAREHOLDER-EMPLOYEES. A Stock Option granted hereunder to an Eligible Participant who is also an officer or key employee of the Bank or any Subsidiary, who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Bank or a Subsidiary shall not qualify as an Incentive Stock Option unless:
         (i) the purchase price of the Option Shares subject to said Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted. The attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended, shall apply in the determination of indirect ownership of stock.

                  d. MAXIMUM VALUE OF STOCK OPTIONS. No grant of Incentive Stock Options hereunder may be made when the aggregate Fair Market Value of Option Shares with respect to which Incentive Stock Options (pursuant to this Plan or any other Incentive Stock Option Plan of the Bank or any Subsidiary) are exercisable for the first time by the Eligible Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000).

                  e. SUBSTITUTED STOCK OPTIONS. If all of the outstanding shares of common stock of another corporation are changed into or exchanged solely for the Common Stock in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Bank, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation. Substituted options shall qualify as Incentive Stock Options under the Plan, provided that (and to the extent) the stock options exchanged for the Substituted Options were Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                  f. NON-QUALIFIED STOCK OPTIONS. Stock Options and Substituted Options granted by the Stock Option Committee shall be deemed Non-Qualified Stock Options under this Plan if they: (i) are designated at the time of grant as Incentive Stock Options but do not qualify under the provisions of Section 422 of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are not granted in accordance with the provisions of Section 6(C); (iii) are in excess of the fair market value limitations set forth in Section 6(d); (iv) are granted to an Eligible Participant who is not an officer or key employee of the Bank or any subsidiary; or (v) are designated at the time of grant as Non-Qualified Stock Options. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the Stock Option Agreement entered into between the Bank and the Optionee.

7.       STOCK OPTION EXERCISE PRICE

                  a. MINIMUM PRICE. The exercise price of any Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option.

                  b. SUBSTITUTED OPTIONS. The exercise price of the Option Shares subject to each Substituted Option may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Substituted Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged immediately before substitution, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of the Common Stock.

8.       EXERCISE OF STOCK OPTIONS

                  a. EXERCISE. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accounted.

                  b. PRIOR OUTSTANDING INCENTIVE-STOCK OPTIONS. Incentive Stock Options granted (or substituted) to an Optionee under the Plan may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan or any other Incentive Stock Option Plan of the Bank or any Subsidiary. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

                  c. NOTICE AND PAYMENT. Stock Option granted hereunder shall be exercised by written notice delivered to the Bank specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Bank, of the right of such person or persons to exercise the Stock Option. The Bank's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Bank shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Bank and all of the terms and provisions of the Plan and the related Stock Option Agreement have been fully complied with.

                  d. PAYMENT OF EXERCISE PRICE. The exercise price of any Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash (or bank, cashier's or certified check) and/or, with the prior written approval of the Stock Option Committee at or before the time of exercise, in Common Stock of the Bank which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Bank of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Bank of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Bank.

                  e. MINIMUM EXERCISE. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

                  f. COMPLIANCE WITH LAW. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Bank; (ii) in the opinion of the counsel for the Bank, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Bank the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Bank, in its sole discretion, to satisfy applicable income tax withholding requirements.

                  g. ACCELERATION UPON REORGANIZATION. Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Bank to another corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 16 hereof, all Stock Options previously granted shall become immediately exercisable, whether or not vested under the Plan or Stock Option Agreement, as to all unexercised Option Shares for any such period of time as may be determined by the Stock Option Committee, but in any event not less than thirty (30) days, on the condition that the terminating event described in Section 16 hereof is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with the terms of their respective Stock Option Agreements.

9.       NONTRANSFERABILITY OF STOCK OPTIONS

         Each Stock Option shall, by its terms, be non-transferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

10.      CONTINUATION OF AFFILIATION

         Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Bank or any Subsidiary to employ or continue to employ or remain affiliated with any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Bank or a Subsidiary to reduce or increase the Optionee's or Eligible Participant's compensation.

11.      CESSATION OF AFFILIATION

         Except as provided in Section 12 hereof, if, for any reason other than disability or death, an Optionee ceases to be employed by or affiliated with the Bank or a Subsidiary, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or ninety (90) days after the optionee ceases to be so employed or affiliated, whichever is earlier. During such period after cessation of employment or affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be employed by or affiliated with the Bank or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

12.      TERMINATION FOR CAUSE

         If the Stock Option Agreement so provides and if an Optionee's employment by or affiliation with the Bank or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Bank or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

13.      DEATH OF OPTIONEE

         If an Optionee dies while employed by or affiliated with the Bank or a Subsidiary, or during the ninety (90)-day period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock

Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

14.      DISABILITY OF OPTIONEE

         If an Optionee is disabled while employed by or affiliated with the Bank or a Subsidiary or during the ninety (90)-day period referred to in
Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Bank or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Bank of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

15.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         If the outstanding shares of Common Stock of the Bank are increased, decreased, or changed into or exchanged for a different number of kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

16.      TERMINATING EVENTS

         Upon consummation of a plan of dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all the assets of the Bank to another corporation, the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted (in which case such Stock Options shall be converted into Stock Options for a like number and kind for shares of the surviving entity), or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

17.      AMENDMENT AND TERMINATION

         The Board of Directors of the Bank may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 15 hereof, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of a majority of the Bank's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Bank, or by written consent, if the amendment or modification would:

                  a. materially increase the number of securities which may be issued under the Plan;


                  b. materially increase the number of securities which may be issue at any time under the Plan to all directors who are not also officers or key employees of the Bank or any Subsidiary;

                  c. materially modify the requirements as to eligibility for participation n the Plan;

                  d. increase or decrease the exercise price of any Stock Option granted under the Plan;

                  e. increase the maximum term of Stock Options provided for herein;

                  f. permit Stock Options to be granted to any person who is not an Eligible Participant; or

                  g. change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Internal Revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan.

         No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

18.      RIGHTS OF ELIGIBLE PARTICIPANTS AND OPTIONEES

         No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving an Eligible Participant, Optionee or other person any right to be retained in the employ of the Bank or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant or optionee, such classifications being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

19.      PRIVILEGES OF STOCK OWNERSHIP; REGULATORY LAW COMPLIANCE; NOTICE OF
         SALES

         No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Bank are listed (if any) shall have been fully complied with. The
Optionee shall, not more than five (5) days after each sales or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Bank notice in writing of such sale or other disposition.

20.      EFFECTIVE DATE OF THE PLAN

         The Plan shall be deemed adopted as of January 20, 1998 and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the Bank's outstanding shares of Common Stock represented and voting at a meeting of shareholders.

21.      TERMINATION

         Unless previously terminated as aforesaid, the Plan shall terminate ten (10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Bank; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

22.      OPTION AGREEMENT

         Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Bank and the optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with this Plan.

23.      STOCK OPTION PERIOD

         Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

24.      EXCULPATION AND INDEMNIFICATION STOCK OPTION COMMITTEE

         The present, former and future members of the Stock Option Committee, and each of them, who is or was a director, officer or employee of the Bank shall be indemnified by the Bank to the extent authorized in and permitted by the Bank's Articles of Association, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder.

25.      AGREEMENT AND REPRESENTATIONS OF OPTIONEE

         Unless the shares of Common Stock covered by this Plan have been registered with the Office of the Comptroller of the Currency pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall: (i) by and upon accepting a Stock Option, represent and agree in writing, in the form of the letter attached hereto as Exhibit "A," for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option, or a part thereof, furnish evidence satisfactory to counsel for the Bank, including written and signed representations in the form of the letter attached hereto as Exhibit "B," to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 193, as amended, or an applicable exemption therefrom. Furthermore, the Bank, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Bank's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
             BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO MISSION COMMUNITY BANK, N.A., THAT REGISTRATION IS NOT REQUIRED."

At any time that an Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Bank of such proposed disposition and shall thereafter cooperate with the Bank in complying with all applicable requirements of law which, in the opinion of counsel for the Bank, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Optionee shall provide to the Bank an opinion of Optionee's counsel, at the Bank's expense, of which both such opinion and such counsel shall be satisfactory to the Bank, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Bank shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated.

26.      NOTICES

         All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Stock Option Committee, with the Chief Executive Officer, Cashier or Secretary of the Bank), by leaving as copy of such notice or demand at the address of such person or persons a may be reflected in the records of the Bank, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

27.      LIMITATION ON OBLIGATIONS OF THE BANK

         All obligations of the Bank arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Bank, and not of the Board of Directors of the Bank, any member thereof, the Stock Option Committee, any member thereof, any officer of the Bank, or any other person or any Subsidiary, and none of the foregoing, except the Bank, shall be liable for any debt, obligation, cost or expense hereunder.

28.      LIMITATION OF RIGHTS

         The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Bank relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Bank or the Stock Option Committee to grant any Stock Option to any person.

29.      SEVERABILITY

         If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

30.      CONSTRUCTION

         Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

31.      HEADINGS

         The headings of the several sections herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

32.      SUCCESSORS

         This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Bank and Optionees.

33.      GOVERNING LAW

         To the extent not governed by the laws of the United States, this Plan shall be governed by and construed in accordance with the laws of the State of California.

34.      CONFLICT

         In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.


                                    ********